UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  FEBRUARY 2000

NOTE BALANCE RECONCILIATION                                                         DOLLARS
                                                      CLASS A-1           CLASS A-2        CLASS A-3        CLASS A-4
                                                      ------------      -------------    -------------   -------------
Original Note Balances                               72,500,000.00      94,500,000.00    88,000,000.00   95,200,000.00
Beginning Period Note Balances                       11,666,353.81      94,500,000.00    88,000,000.00   95,200,000.00
Principal Collections - Scheduled Payments            3,976,735.95                  -                -               -
Principal Collections - Payoffs                       2,959,099.67                  -                -               -
Principal Withdrawal from Payahead                          634.66                  -                -               -
Gross Principal Charge Offs                             654,341.57                  -                -               -
Repurchases                                               4,042.01                  -                -               -
Accelerated Principal                                 1,173,629.61                  -                -               -
Principal shortfall, up to Accelerated Principal                 -                  -                -               -
Total Principal to be Distributed                     8,768,483.47                  -                -               -
                                                      ------------      -------------    -------------   -------------
Ending Note Balances                                  2,897,870.34      94,500,000.00    88,000,000.00   95,200,000.00
                                                      ============      =============    =============   =============


Note Factor                                              0.0399706          1.0000000        1.0000000       1.0000000
Interest Rate                                               5.4730%            6.1900%          6.6100%          6.820%




NOTE BALANCE RECONCILIATION                                                                 NUMBERS
                                                           CLASS B             TOTAL
                                                       -------------     --------------      ------
Original Note Balances                                 14,591,551.00     364,791,551.00      24,594
Beginning Period Note Balances                         14,591,551.00     303,957,904.81      21,956
Principal Collections - Scheduled Payments                         -       3,976,735.95
Principal Collections - Payoffs                                    -       2,959,099.67         307
Principal Withdrawal from Payahead                                 -             634.66
Gross Principal Charge Offs                                        -         654,341.57          52
Repurchases                                                        -           4,042.01           2
Accelerated Principal                                              -       1,173,629.61
Principal shortfall, up to Accelerated Principal                   -                  -
Total Principal to be Distributed                                  -       8,768,483.47
                                                       -------------     --------------      ------
Ending Note Balances                                   14,591,551.00     295,189,421.34      21,595
                                                       =============     ==============      ======


Note Factor                                                1.0000000     0.8092003
Interest Rate                                                  7.050%       6.3476%

PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                                364,791,551.99
Beginning Period Principal Balance                                        311,189,737.22
Principal Collections - Scheduled Payments                                  3,976,735.95
Principal Collections - Payoffs                                             2,959,099.67
Principal Withdrawal from Payahead                                                634.66
Gross Principal Charge Offs                                                   654,341.57
Repurchases                                                                     4,042.01
                                                                          --------------
Ending Principal Balance                                                  303,594,883.36
                                                                          ==============
Ending Note Balances                                                      295,189,421.34
                                                                          ==============
Tail not sold                                                                       0.99
                                                                          ==============
Cumulative Accelerate Principal                                             8,405,461.03
                                                                          ==============


CASH FLOW RECONCILIATION

Principal Wired                                                             6,947,323.42
Interest Wired                                                              3,098,387.22
Withdrawal from Payahead Account                                                  945.82
Repurchases (Principal and Interest)                                            4,125.46
Charge Off Recoveries                                                         379,316.61
Interest Advances                                                              87,927.55
Collection Account Interest Earned                                             30,734.31
Spread Account Withdrawal                                                              -
Policy Draw for Principal or Interest                                                  -
                                                                          --------------

Total Cash Flow                                                            10,548,760.39
                                                                          ==============


TRUSTEE DISTRIBUTION(3/8/00)

Total Cash Flow                                                            10,548,760.39
Unrecovered Advances on Defaulted Receivables                                  22,988.02
Servicing Fee (Due and Unpaid)                                                         -
Interest to Class A-1 Noteholders, including any overdue amounts               51,434.69
Interest to Class A-2 Noteholders, including any overdue amounts              487,462.50
Interest to Class A-3 Noteholders, including any overdue amounts              484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts              541,053.33
Interest to Class B Noteholders, including any overdue amounts                 85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts           8,768,483.47
Principal to Class A-2 Noteholders, including any overdue amounts                      -
Principal to Class A-3 Noteholders, including any overdue amounts                      -
Principal to Class A-4 Noteholders, including any overdue amounts                      -
Principal to Class B Noteholders, including any overdue amounts                        -
Insurance Premium                                                              31,831.15
Interest Advance Recoveries from Payments                                      62,966.72
Unreimbursed draws on the Policy for Principal or Interest                             -
Deposit to Payahead                                                            12,033.51
Payahead Account Interest to Servicer                                              48.31
Excess                                                                                 -
                                                                          --------------

Net Cash                                                                               -
                                                                          ==============

Servicing Fee Retained from Interest Collections                              259,324.78
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
SPREAD ACCOUNT RECONCILIATION

Original Balance                                                              911,978.88
Beginning Balance                                                             911,978.88
Trustee Distribution of Excess                                                         -
Interest Earned                                                                 4,154.94
Spread Account Draws                                                                   -
Reimbursement for Prior Spread Account Draws                                           -
Distribution of Funds to Servicer                                              (4,154.94)
                                                                          --------------
Ending Balance                                                                911,978.88
                                                                          ==============

Required Balance                                                              911,978.88



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                           14,591,662.08
Beginning Balance                                                           5,696,165.57
Reduction Due to Spread Account                                                        -
Reduction Due to Accelerated Principal                                     (1,092,787.28)
Reduction Due to Principal Reduction                                         (299,599.10)
                                                                          --------------
Ending Balance                                                              4,303,779.19
                                                                          ==============

First Loss Protection Required Amount                                       4,303,779.19
First Loss Protection Fee %                                                         2.00%
First Loss Protection Fee                                                       6,933.87

POLICY RECONCILIATION

Original Balance                                                          364,791,551.00
Beginning Balance                                                         304,999,741.31
Draws                                                                                  -
Reimbursement of Prior Draws                                                           -
                                                                          --------------
Ending Balance                                                            304,999,741.31
                                                                          ==============
Adjusted Ending Balance Based Upon Required Balance                       296,187,176.45
                                                                          ==============
Required Balance                                                          296,187,176.45


PAYAHEAD RECONCILIATION


Beginning Balance                                                              11,187.54
Deposit                                                                        12,033.51
Payahead Interest                                                                  48.31
Withdrawal                                                                        945.82
                                                                          --------------
Ending Balance                                                                 22,323.54
                                                                          ==============


CURRENT DELINQUENCY
                                         PRINCIPAL      % OF ENDING
   # PAYMENTS DELINQUENT      NUMBER       BALANCE       POOL BALANCE
   ---------------------      ------       -------       ------------
1 Payment                      327      4,461,427.95        1.51%
2 Payments                     155      1,975,177.80        0.67%
3 Payments                      66        929,932.82        0.32%
                               ---      ------------        ----
Total                          548      7,366,538.57        2.50%
                               ===      ============        ====



DELINQUENCY RATE (60+)
                                                               RECEIVABLE
                                              END OF PERIOD    DELINQUENCY
   PERIOD                   BALANCE           POOL BALANCE        RATE
   ------                   -------           ------------        ----
Current                  2,905,110.62        295,189,421.34       0.98%
1st Previous             2,863,603.25        303,957,904.81       0.94%
2nd Previous             2,870,076.66        312,540,669.52       0.92%


NET LOSS RATE

                                                                                              DEFAULTED
                                                   LIQUIDATION            AVERAGE             NET LOSS
     PERIOD                         BALANCE         PROCEEDS            POOL BALANCE        (ANNUALIZED)
     ------                         -------         --------            ------------        ------------
Current                             654,341.57     379,316.61           299,573,663.08           1.10%
1st Previous                        859,992.65     298,672.60           308,249,287.22           2.19%
2nd Previous                        924,827.51     128,118.84           317,163,002.82           3.01%

Gross Cumulative Charge Offs      3,284,153.97     Number of Repossessions                          42
Gross Liquidation Proceeds          843,865.05     Number of Inventoried Autos EOM                 106
Net Cumulative Loss Percentage           0.67%     Amount of Inventoried Autos EOM          719,917.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)            0.47%
Trigger                                  1.50%
Status                                   OK




DATE:3/6/00                                 /s/ Ashley Vukovits
                                            ------------------------------------
                                            ASHLEY VUKOVITS
                                            FINANCE OFFICER